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                                                                    Exhibit 10.4

                             STOCK OPTION AGREEMENT

        THIS AGREEMENT, dated as of February 23, 2000, is made by and between New Plan Excel Realty Trust, Inc., a Maryland corporation, hereinafter referred to as "Company," and Glenn J. Rufrano, an employee of the Company or a Subsidiary of the Company, hereinafter referred to as "Employee":

        WHEREAS, the Company wishes to afford the Employee the opportunity to purchase shares of its $0.01 par value Common Stock; and

        WHEREAS, the Board has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Option provided for herein to the Employee as an inducement to remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and has instructed the undersigned officers to issue the Option.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular the plural, where the context so indicates.

SECTION 1.1 -  BOARD

        "Board" shall mean the Board of Directors of the Company.

SECTION 1.2 - CAUSE

        "Cause" shall mean Cause as defined in the Employment Agreement.

SECTION 1.3 - CHANGE IN CONTROL

        "Change in Control" shall mean the consummation of a merger, consolidation, share exchange or similar form of transaction involving the Company or any of its subsidiaries, or the sale of all or substantially all of the Company's assets (a "Business Transaction"), unless immediately following such Business Transaction (i) more than 50% of the total voting power of the entity resulting from such Business Transaction or the entity acquiring the Company's assets in




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such Business Transaction (the "Surviving Corporation") is beneficially owned, directly or indirectly, by the Company's shareholders immediately prior to any such Business Transaction, and (ii) no person (other than (1) the Company or any majority-owned entity (provided, that this exclusion applies solely to the ownership levels of the Company or the majority-owned entity), (2) any tax-qualified, broad-based employee benefit plan sponsored or maintained by the Company or any majority-owned entity, or (3) any underwriter temporarily holding securities pursuant to an offering of such securities, or any tax-qualified, broad-based employee benefit plan of the Surviving Corporation or its Affiliates) beneficially owns, directly or indirectly, 30% or more of the total voting power of the Surviving Corporation.

SECTION 1.4 - CODE

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.5 - COMMITTEE

        "Committee" shall mean the Executive Compensation and Stock Option Committee of the Board.

SECTION 1.6 - COMPANY

        "Company" shall mean New Plan Excel Realty Trust, Inc. In addition, "Company" shall mean any corporation assuming, or issuing a new stock option in substitution for, the Option in a transaction to which Section 424(a) of the Code applies.

SECTION 1.7 - CUMULATIVE FOUR YEAR ROI

        "Cumulative Four Year ROI" shall mean the annualized return on investment on a share from the Effective Date through the fourth anniversary of the Effective Date (determined in good faith by the Committee based upon dividends paid and appreciation in share price during such period).

SECTION 1.8 - CUMULATIVE FIVE YEAR ROI

        "Cumulative Five Year ROI" shall mean the annualized return on investment of a share from the Effective Date through the fifth anniversary of the Effective Date (determined in good faith by the Committee based upon dividends paid and appreciation in share price during such period).

SECTION 1.9 - DIRECTOR

        "Director" shall mean a member of the Board.



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SECTION 1.10 - DISABILITY

        "Disability" shall mean Disability as defined in the Employment
Agreement.

SECTION 1.11 - EFFECTIVE DATE

        "Effective Date" shall mean the effective date of the Employment Agreement.

SECTION 1.12 - EMPLOYMENT AGREEMENT

        "Employment Agreement" shall mean the Employment Agreement by and between New Plan Excel Realty Trust, Inc., a Maryland corporation, and Glenn J. Rufrano dated February 23, 2000.

SECTION 1.13 - EMPLOYMENT PERIOD

        "Employment Period" shall mean Employment Period as defined in the Employment Agreement.

SECTION 1.14 - EXCHANGE ACT

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.15 - GOOD REASON

        "Good Reason" shall mean Good Reason as defined in the Employment Agreement.

SECTION 1.16 - OPTION

        "Option" shall mean the option to purchase Common Stock of the Company granted under this Agreement.

SECTION 1.17 - SECRETARY

        "Secretary" shall mean the Secretary of the Company.

SECTION 1.18 -  SECURITIES ACT

        "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.19 -  SUBSIDIARY



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        "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain. To the extent not inconsistent with the requirements of Section 422 of the Code, "corporation" in the preceding sentence shall include entities other than corporations, including, without limitation, partnerships and trusts.

SECTION 1.20 -  TERMINATION OF EMPLOYMENT

        "Termination of Employment" shall mean the time when the employee-employer relationship between the Employee and the Company or a Subsidiary is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation with or without Good Reason, discharge, death or retirement, but excluding any termination where there is a simultaneous reemployment by the Company or a Subsidiary.

                                   ARTICLE II
                                 GRANT OF OPTION

SECTION 2.1 -  GRANT OF OPTION

        For good and valuable consideration, on the date hereof the Company irrevocably grants to the Employee the option to purchase any part or all of an aggregate of Two Hundred Thousand (200,000) shares ("Performance Vested Options") of its $0.01 par value Common Stock upon the terms and conditions set forth in this Agreement.

SECTION 2.2 -  PURCHASE PRICE

        The purchase price of the shares of stock covered by the Option shall be Twelve and Thirteen Sixteenths Dollars ($12.8125) per share without commission or other charge.

SECTION 2.3 -  ADJUSTMENTS IN OPTION

        In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Employee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the



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Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share. Any such adjustment made by the Committee shall be final and binding upon the Employee, the Company and all other interested persons.

                                   ARTICLE III
                            PERIOD OF EXERCISABILITY

SECTION 3.1 - COMMENCEMENT OF EXERCISABILITY

        (a) The Option shall be exercisable on the eighth (8th) anniversary of the date of the Employment Agreement provided Employee is a full-time employee of the Company at such time or may become exercisable earlier on the basis of performance as described below.

               [1]      Performance Vested Options for One Hundred Thousand
        (100,000) shares of common stock $0.01 par value shall become exercisable on the fourth anniversary of the Effective Date if the Cumulative Four Year ROI is at least sixteen percent (16%). If Cumulative Four Year ROI is not greater than fourteen percent (14%), no Performance Vested Options shall become exercisable on the fourth anniversary of the Effective Date. To the extent Cumulative Four Year ROI is greater than fourteen (14%) but not at least sixteen percent (16%), Performance Vested Options for Five Hundred (500) shares shall become exercisable on the fourth anniversary of the Effective Date for each .01% by which Cumulative Four Year ROI exceeds fourteen percent (14%).

               [2]      All Performance Vested Options which have not previously
        become exercisable shall become exercisable on the fifth anniversary of the Effective Date if Cumulative Five Year ROI is at least sixteen percent (16%). If Cumulative Five Year ROI is not greater than fourteen percent (14%), no additional Performance Vested Options shall become exercisable on the fifth anniversary of the Effective Date. To the extent Cumulative Five Year ROI is greater than fourteen percent (14%) but not at least sixteen percent (16%), for each .01% by which Cumulative Five Year ROI exceeds fourteen percent (14%), additional Performance Vested Options shall become exercisable for a number of shares equal to the quotient of (A) the difference between Two Hundred Thousand (200,000) and the number of Performance Vested Options which became exercisable on the fourth anniversary of the Effective Date and
        (B) Two Hundred (200).

               [3]      Notwithstanding the foregoing, Performance Vested
        Options shall become exercisable if the Employee's employment with the Company is terminated by the Company without Cause or by the Employee with Good Reason. If the Employee dies or the Employee's employment is terminated because of Disability during the Employment Period prior to the fourth anniversary of the Effective Date, Performance Vested Options for One Hundred Thousand (100,000) shares shall become exercisable if the cumulative



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        return on investment from the Effective Date through the date of death or termination of Employee's employment because of Disability is at least sixteen percent (16%) or Performance Vested Options for Five Hundred (500) Shares for each .01% by which the cumulative return on investment from the Effective Date through the date of death or Disability exceeds fourteen percent (14%) (up to sixteen percent (16%)) shall become exercisable (such determinations to be made in a manner consistent with the Cumulative Four Year ROI calculations).

               [4]      In the event a definitive agreement is entered into
        providing for the occurrence of an event which, if consummated, would result in a Change in Control of the Company (a "Merger Event"), then the Option shall become fully exercisable but only on a provisional basis, for the sole purpose of enabling the Employee to exercise the Option as necessary to permit the Employee to participate in the Merger Event on the same basis as all other stockholders. If the Merger Event is consummated, such accelerated exercise shall no longer be provisional. If the Merger Event is not consummated, the Employee shall continue to have the same ability to exercise his Option as he had without regard to the provisional exercise terms included herein.

        (b) No portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

SECTION 3.2 -  DURATION OF EXERCISABILITY

        Each installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

SECTION 3.3 -  EXPIRATION OF OPTION

        The Option may not be exercised to any extent by anyone after the first to occur of the following events:

               (a) The expiration of ten (10) years from the date the Option was granted; or

               (b) The expiration of ninety (90) days from the date of the Employee's Termination of Employment on a full-time basis for any reason other than death of Disability; or

               (c) The expiration of one (1) year from the date of the Employee's Termination of Employment by reason of death or Disability; or

               (d) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all



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        or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Committee waives this provision in connection with such transaction. At least ten (10) days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Committee shall give the Employee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3.

SECTION 3.4 - MERGER, CONSOLIDATION, ACQUISITION OR DISSOLUTION OF THE COMPANY

        In the event of the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Committee may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide by resolution, adopted prior to such event and incorporated in the notice referred to in Section 3.3(d), that at some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1 (a).

                                   ARTICLE IV
                               EXERCISE OF OPTION

SECTION 4.1 - PERSON ELIGIBLE TO EXERCISE

        During the lifetime of the Employee, only he may exercise the Option or any portion thereof. After the death of the Employee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under
Section 3.3, be exercised by his personal representative or by any person empowered to do so under the Employee's will or under the then applicable laws of descent and distribution.

SECTION 4.2 - PARTIAL EXERCISE

        Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for whole shares only.

SECTION 4.3 - MANNER OF EXERCISE



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        The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

                        (a) Notice in writing signed by the Employee or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Committee; and

                        (b) (1) Full payment (in cash or by check) for the
                shares with respect to which such Option or portion is exercised; or

                            (2) With the consent of the Committee, (A) shares of
                the Company's Common Stock owned by the Employee duly endorsed for transfer to the Company or (B) shares of the Company's Common Stock issuable to the Employee upon exercise of the Option, with a fair market value (as determined by the Committee) on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is exercised; or

                            (3) With the consent of the Committee, a recourse,
                nonrecourse or limited recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                            (4) With the consent of the Committee, any
                combination of the consideration provided in the foregoing subparagraphs (1), (2) and (3); and



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                        (c) A bona fide written representation and agreement, in
        a form satisfactory to the Committee, signed by the Employee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Employee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

                        (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; with the consent of the Committee, (i) shares of the Company's Common Stock owned by the Employee duly endorsed for transfer, or (ii) shares of the Company's Common Stock issuable to the Employee upon exercise of the Option, valued by the Committee at the date of Option exercise, may be used to make all or part of such payment; and

                        (e) In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option.

SECTION 4.4 - CERTAIN TIMING REQUIREMENTS

        Shares of the Company's Common Stock, whether or not issuable to the Employee upon exercise of the Option, may be used to satisfy the Option price or the tax withholding consequences of such exercise in accordance with procedures set forth by the Committee.



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SECTION 4.5 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

        The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to the fulfillment of all of the following conditions:

               (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

               (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

               (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

               (d) The payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

               (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

SECTION 4.6 - NO RIGHTS AS SHAREHOLDER

        The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                    ARTICLE V
                                OTHER PROVISIONS

SECTION 5.1 - ADMINISTRATION



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        The Committee shall have the power to interpret this Agreement. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Option.

SECTION 5.2 - OPTION NOT TRANSFERABLE

        Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 5.3 - SHARES TO BE RESERVED

        The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

SECTION 5.4 - NOTICES

        Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

SECTION 5.5 -  NO RIGHT TO EMPLOYMENT

        Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.



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SECTION 5.6 - TITLES

        Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

SECTION 5.7 - CONFORMITY TO SECURITIES LAWS

        The Employee acknowledges that the Option is granted and may be exercised only in such a manner as to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder. Notwithstanding anything herein to the contrary, the Option is granted and may be exercised only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

SECTION 5.8 - AMENDMENT

        The Committee may amend the Option at any time or from time to time. No amendment shall, without the consent of the holder of the Option, impair the rights or obligations under the Option.

        IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                          NEW PLAN EXCEL REALTY TRUST, INC.

                                          By /s/ James DeCicco
                                            ---------------------------------
                                                 Executive Vice President

/s/ Glenn Rufrano
---------------------------------
Employee


                                          By /s/ Steven F. Siegel
                                            ---------------------------------
                                                         Secretary
---------------------------------

---------------------------------
Address


Employee's Taxpayer
Identification Number:


---------------------------------



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